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                                                                      Exhibit 23

                             CONSENT OF INDEPENDENT
                                   ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63880) of Monro Muffler Brake, Inc. of our report dated September 13, 2002 relating to the financial statements of Monro Muffler Brake, Inc. 401(k) Plan, which appears in the Form 11-K.




PricewaterhouseCoopers LLP

Rochester, New York
September 26, 2002



















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